Provisions - Summary of Breakdown of Provisions (Detail) - CLP ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
PROVISIONS
Provision for legal proceedings, current	$ 2,320,885	$ 3,884,018
Other provisions, current	1,745,080	1,704,768
Other current provisions, Total	4,065,965	5,588,786
Provision for legal proceedings, non-current	11,210,305	13,468,858
Decommissioning or restoration, non-current	160,649,977	92,402,517
Other long-term provisions, Total	$ 171,860,282	$ 105,871,375